UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2010

KRATOS DEFENSE & SECURITY
SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27231	13-3818604
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

4820 Eastgate Mall, San Diego, CA  92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Item 2.01.                  Completion of Acquisition or Disposition of Assets.

On December 15, 2010, Kratos Defense & Security Solutions, Inc. (the “Company”) completed the previously announced merger (the “Merger”) of Hammer Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), with and into Henry Bros. Electronics, Inc., a Delaware corporation (“HBE”), whereby HBE became a wholly-owned subsidiary of the Company.  The Merger was effected pursuant to an Agreement and Plan of Merger, dated October 5, 2010, by and among the Company, HBE and Merger Sub (the “Agreement”), as amended by that certain Amendment to the Agreement and Plan of Merger, dated November 13, 2010, by and among the Company, HBE and Merger Sub (the “Amendment” and together with the Agreement, the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of HBE common stock (other than shares of HBE common stock owned by the Company, Merger Sub, or HBE stockholders, if any, who have perfected statutory dissenters’ rights under Delaware law) was cancelled and converted into the right to receive $8.20 in cash, without interest (the “Merger Consideration”).  In addition, at the Effective Time, all (i) outstanding options to purchase HBE common stock were assumed by the Company (the “Assumed Options”) and converted into options to purchase common stock of the Company, entitling the holders thereof to receive 0.7715 shares of the Company’s common stock for each share of HBE common stock underlying the Assumed Options; and (ii) warrants to purchase HBE common stock, whether or not then exerciseable or vested, were canceled.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to, and qualified in its entirety by, the full text of the (i) Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2010; and (ii) Amendment, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on  November 15, 2010, the terms of each of which are incorporated herein by reference.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2010, the Company entered into a First Amendment Agreement (the “Amendment Agreement”), with certain lenders and with KeyBank National Association, as administrative agent, lead arranger and sole book runner (collectively, the “Parties”), which amended that certain Credit and Security Agreement (the “Credit Agreement”), entered into by the Parties on May 19, 2010.  Among other things, the Amendment Agreement:  (i) increased the amount of the senior secured revolving line of credit from $25 million to $35 million; (ii) modified the definitions of certain terms contained in the Credit Agreement; (iii) amended certain borrowing covenants under the Credit Agreement to (a) increase the acceptable amount of additional Indebtedness (as defined in the Credit Agreement) attributable to Senior Notes, unsecured Subordinated Indebtedness (both as defined in the Credit Agreement) and other unsecured Indebtedness from $25 million to $100 million and (b) exempt certain performance based contingent obligations related to prior acquisitions from the borrowing restrictions; and (iv) updated certain schedules to the Credit Agreement.  For further information regarding the Credit Agreement, see Item 1.01 “Entry into a Material Definitive Agreement” of Registrant’s Current Report on Form 8-K filed on May 25, 2010.

The foregoing description of the Amendment Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 8.01.                  Other Events.

On December 16, 2010, the Company issued a press release announcing the completion of the previously announced Merger, pursuant to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)         Pro Forma Financial Information

The pro forma financial statements required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

10.1

First Amendment Agreement, dated as of December 13, 2010, by and among Kratos Defense & Security Solutions, Inc., as Borrower, the Lenders named therein, and Key Bank National Association, as Lead Arranger, Sole Book Runner and Administrative Agent.

99.1	Press Release issued by Kratos Defense & Security Solutions, Inc. on December 16, 2010.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the benefits and synergies expected to result from the acquisition; the anticipated customer base for the Company and HBE; and other statements that are not purely statements of historical fact.  These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and HBE and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made, and neither the Company nor HBE undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and HBE; potential adverse reactions or changes to business relationships resulting from the acquisition; unexpected costs, charges or expenses resulting from the acquisition; litigation or adverse judgments relating to the acquisition; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; and any changes in general economic and/or industry-specific conditions.  For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the businesses of the Company and HBE in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 27, 2009 and in the Annual Report on Form 10-K of HBE for the year ended December 31, 2009, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and HBE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:	/s/ Eric DeMarco
Eric DeMarco
President and Chief Executive Officer

Date:  December 16, 2010